VIRTUS AllianzGI Water Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—96.9%
Australia—1.8%
Reliance Worldwide Corp. Ltd.	4,580,410	$ 20,895
Austria—0.9%
Wienerberger AG	276,018	10,163
Canada—4.2%
Algonquin Power & Utilities Corp.	944,988	13,649
Stantec, Inc.	601,890	33,816
		47,465

France—3.1%
Veolia Environnement S.A.	938,538	34,471
Ireland—3.0%
STERIS plc	51,552	12,548
Trane Technologies plc	105,471	21,309
		33,857

Italy—0.8%
Hera SpA	2,189,318	9,125
Japan—1.7%
Kubota Corp.	883,500	19,612
Netherlands—1.4%
Arcadis N.V.	338,278	16,306
Sweden—5.0%
Alfa Laval AB	1,396,043	56,298
Switzerland—11.2%
Bucher Industries AG	30,193	14,944
Geberit AG	59,241	48,449
Georg Fischer AG	24,529	37,283
Sika AG Registered Shares	61,823	25,796
		126,472

United Kingdom—10.8%
CNH Industrial N.V.	1,089,448	21,173
	Shares	Value

United Kingdom—continued
Halma plc	911,208	$ 39,468
Pennon Group plc	1,562,318	24,678
Severn Trent plc	918,404	36,634
		121,953

United States—53.0%
AGCO Corp.	170,297	19,758
Agilent Technologies, Inc.	98,100	15,662
American Water Works Co., Inc.	340,527	64,312
Badger Meter, Inc.	196,858	20,977
Danaher Corp.	126,110	41,491
Deere & Co.	69,516	23,836
Ecolab, Inc.	84,994	19,939
Evoqua Water Technologies Corp.(1)	463,454	21,666
Fortune Brands Home & Security, Inc.	203,613	21,766
Franklin Electric Co., Inc.	335,867	31,760
IDEX Corp.	176,842	41,791
Itron, Inc.(1)	273,061	18,710
Lindsay Corp.	122,196	18,574
Mueller Water Products, Inc. Class A	653,447	9,410
PerkinElmer, Inc.	125,973	25,328
Tetra Tech, Inc.	201,384	34,195
Thermo Fisher Scientific, Inc.	64,707	43,175
Trimble, Inc.(1)	305,766	26,660
Valmont Industries, Inc.	84,034	21,051
Waste Management, Inc.	105,543	17,615
Xylem, Inc.	509,007	61,040
		598,716

Total Common Stocks (Identified Cost $683,419)		1,095,333

Total Long-Term Investments—96.9% (Identified Cost $683,419)		1,095,333

	Shares	Value

Short-Term Investment—2.3%
Money Market Mutual Fund—2.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	25,546,179	$ 25,546
Total Short-Term Investment (Identified Cost $25,546)		25,546

TOTAL INVESTMENTS—99.2% (Identified Cost $708,965)		$1,120,879
Other assets and liabilities, net—0.8%		8,996
NET ASSETS—100.0%		$1,129,875

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	55%
United Kingdom	11
Switzerland	11
Sweden	5
Canada	4
France	3
Ireland	3
Other	8
Total	100%
† % of total investments as of December 31, 2021.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,095,333	$1,095,333
Money Market Mutual Fund	25,546	25,546
Total Investments	$1,120,879	$1,120,879
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Schedule of Investments

VIRTUS ALLIANZGI WATER FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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